                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBJECT TO THE PROVISIONS OF THAT CERTAIN INTERCREDITOR, SUBORDINATION, LIEN PRIORITY AND ACCESS AGREEMENT DATED AS OF MAY 20, 2004, BY AND AMONG PERRY PRINCIPALS INVESTMENTS, L.L.C., AS A TERM 1 NOTEHOLDER AND AS A TERM 2 NOTEHOLDER, REPUBLIC ENGINEERED PRODUCTS, INC., THE OTHER CREDIT PARTIES PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION.

                               SECURITY AGREEMENT

            SECURITY AGREEMENT, dated as of May 20, 2004, among REPUBLIC ENGINEERED PRODUCTS, INC., a Delaware corporation (`"Borrower"), REPUBLIC N&T RAILROAD, INC., a Delaware corporation ("Railroad"), and REPUBLIC MACHINE, LLC, a Delaware limited liability company ("Machine"); (Borrower, Railroad and Machine are sometimes collectively referred to herein as "Grantors" and individually as a "Grantor"), and PERRY PRINCIPALS INVESTMENTS, L.L.C., a Delaware limited liability company, individually and in its capacity as Agent for Term 2 Noteholder ("Agent") and its successors or assigns (collectively, the "Term 2 Noteholder").

                                W I T N E S S T H

            WHEREAS, pursuant to that certain Senior Secured Note Purchase Agreement dated as of the date hereof by and among Grantors, Agent and Term 2 Noteholder (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Note Purchase Agreement (Term 2)"), Term 2 Noteholder has agreed to purchase the senior secured promissory note (the "Term 2 Note").;

            WHEREAS, Railroad and Machine are wholly owned subsidiaries of the Borrower and as such will derive direct and indirect economic benefits from the purchase of the Term 2 Note pursuant to the Note Purchase Agreement (Term 2).

            WHEREAS, in order to induce Agent and Term 2 Noteholder to enter into the Note Purchase Agreement (Term 2) and other Note Purchase Documents and to induce Term 2 Noteholder to purchase the Term 2 Note as provided for in the Note Purchase Agreement (Term 2), Grantors have agreed to grant a continuing Lien on the Collateral (as hereinafter defined) to secure the Obligations;

            NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. DEFINED TERMS.

            (a) All capitalized terms used but not otherwise defined herein have the meanings given to them in the Note Purchase Agreement (Term 2) or in Annex A thereto. All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

                                                                  EXECUTION COPY

            (b) "Uniform Commercial Code jurisdiction" means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

            (c) "Excluded Collateral" means that portion of the collateral granted to Fleet Capital Corporation pursuant to that certain Security Agreement by and among the Borrower and Fleet Capital Corporation, as collateral agent, dated as of December 19, 2003, comprising business interruption insurance claims and proceeds of business interruption insurance limited to fifty percent (50%) of any proceeds greater than Five Million U.S. Dollars ($5,000,000) but less than Twenty Five Million U.S. Dollars ($25,000,000) received by Old Sellers or Borrower after December 5, 2003, for business interruption insurance coverage relating to the loss events experienced by the Old Sellers at their Lorain, Ohio, plant in January, June, and August of 2003; provided that such claims and proceeds shall in no event exceed Ten Million U.S. Dollars ($10,000,000) in the aggregate, and all proceeds (including insurance proceeds) and products thereof and all general intangibles, documents and instruments related to any of the foregoing.

            (d) "Old Sellers" means Republic Engineered Products, LLC, N&T Railway Company LLC, and Blue Steel Capital Corp.

            2. GRANT OF LIEN.

            (a) To secure the prompt and complete payment, performance and observance of all of the Obligations, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for itself and the benefit of Term 2 Noteholder, a Lien upon all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"), including:

                  (i) all Accounts;

                  (ii) all Goods (including Inventory, Equipment and Fixtures);

                  (iii) all Chattel Paper, all Documents, all General Intangibles (including payment intangibles and Software), all Instruments and all Investment Property (other than equity interests in Machine and Railroad);

                  (iv) all Deposit Accounts, of any Grantor, including all Blocked Accounts, Concentration Accounts, Disbursement Accounts, and all other bank accounts and all deposits therein;

                  (v) all money, cash or cash equivalents of any Grantor;

                  (vi) all Supporting Obligations and Letter-of-Credit Rights of any Grantor;

                                                                  EXECUTION COPY

                  (vii) Commercial Tort Claims; and

                  (viii) to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing; provided, that notwithstanding anything herein to the contrary, in no event shall the Collateral include nor shall Agent be deemed to have been granted a security interest in, (i) Excluded Collateral, or (ii) any personal and real property, fixtures and interests of Grantor which are not assignable or are incapable of being encumbered as a matter of law, or (iii) such Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; provided, upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect. In addition, the Collateral shall exclude any rights to any Intellectual Property, license agreements or software which would be rendered invalid or unenforceable by the grant of a security interest created pursuant to the terms of this Agreement, for as long as such prohibition or reason for invalidity exists. To each Grantor's knowledge, on the date hereof, there are no Contracts described in the foregoing proviso except as set forth in Schedule 2(a).

            (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Term 2 Noteholder and Agent as aforesaid, each Grantor hereby grants to Agent, for itself and the benefit of Term 2 Noteholder, a right of setoff against the property of such Grantor held by Agent or any Term 2 Noteholder, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Agent or any Term 2 Noteholder, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

            3. AGENT'S AND TERM 2 NOTEHOLDER'S RIGHTS: LIMITATIONS ON AGENT'S AND TERM 2 NOTEHOLDER'S OBLIGATIONS.

            (a) It is expressly agreed by Grantors that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Agent nor any Term 2 Noteholder shall have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Agent or any Term 2 Noteholder of any payment relating to any Contract or License pursuant hereto. Neither Agent nor any Term 2 Noteholder shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present

                                                                  EXECUTION COPY

or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            (b) Agent may at any time after an Event of Default has occurred and is continuing without prior notice to any Grantor, notify Account Debtors and other Persons obligated on the Collateral that Agent has a security interest therein, and that payments shall be made directly to Agent. Upon the request of Agent, each Grantor shall so notify Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, the affected Grantor shall not give any contrary instructions to such Account Debtor or other Person without Agent's prior written consent.

            (c) Agent may at any time in Agent's own name, in the name of a nominee of Agent or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, parties to Contracts and obligors in respect of Instruments to verify with such Persons, to Agent's satisfaction, the existence, amount terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper and/or payment intangibles. If a Default or Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Agent and Term 2 Noteholder at any time and from time to time promptly upon Agent's request the following reports with respect to each Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Agent may request. Each Grantor, at its own expense, shall deliver to Agent the results of any annual physical verification, if any, that such Grantor or any of its Subsidiaries may in their discretion have made, or caused any other Person to have made on their behalf, of all or any portion of their Inventory (and, if a Default or an Event of Default has occurred and is continuing, Borrower shall, upon the request of Agent, conduct, and deliver the results of, such physical verifications as Agent may require).

            4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

            (a) Each Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Encumbrances.

            (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Grantor in favor of Agent pursuant to this Security Agreement or the other Note Purchase Documents, and (ii) in connection with any other Permitted Encumbrances.

            (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on Schedule I hereto, a perfected Lien in favor of Agent, for itself and the benefit of Term 2 Noteholder, on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such

                                                                  EXECUTION COPY

Lien is prior to all other Liens, except Permitted Encumbrances that would be prior to Liens in favor of Agent for the benefit of Agent and Term 2 Noteholder as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from any Grantor (other than purchasers and lessees of Inventory in the ordinary course of business). All action by any Grantor necessary to protect and perfect such Lien on each item of the Collateral has been taken.

            (d) Schedule II hereto lists all Instruments, Letter of Credit Rights and Chattel Paper of each Grantor. All action by any Grantor necessary to protect and perfect the Lien of Agent on each item set forth on Schedule II (including the delivery of all originals thereof to Agent or its representative and the legending of all Chattel Paper as required by Section 5(b) hereof) has been taken. The Lien of Agent, for the benefit of Agent and Term 2 Noteholder, on the Collateral listed on Schedule II hereto is prior to all other Liens, except Permitted Encumbrances that would be prior to the Liens in favor of Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from any Grantor.

            (e) Each Grantor's name as it appears in official filings in the state of its incorporation or other organization, the type of entity of each Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by each Grantor's state of incorporation or organization or a statement that no such number has been issued, each Grantor's state of organization or incorporation, the location of each Grantor's chief executive office, principal place of business, offices, all warehouses and premises where Collateral is stored or located, and the locations of its books and records concerning the Collateral are set forth on Schedule III-A, Schedule III-B, and Schedule III-C, respectively, hereto. Each Grantor has only one state of incorporation or organization.

            (f) With respect to the Accounts, except as specifically disclosed in the most recent Collateral Report delivered to Agent (i) they represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of each Grantor's business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and no Grantor has made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Grantor in the ordinary course of its business for prompt payment and disclosed to Agent; (iii) to each Grantor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on any Grantor's books and records and any invoices, statements and Collateral Reports delivered to Agent and Term 2 Noteholder with respect thereto; (iv) no Grantor has received any written notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor's financial condition; and (v) no Grantor has knowledge that any Account Debtor is unable generally to pay its debts as they become due. Further with respect to the Accounts (x) the amounts shown on all invoices, statements and Collateral Reports which may be delivered to the Agent with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent; (y) no payments have been or shall be made thereon except payments immediately delivered to the applicable Blocked Accounts or the Agent as

                                                                  EXECUTION COPY

required pursuant to the terms of Annex C to the Note Purchase Agreement (Term
2); and (z) to each Grantor's knowledge, all Account Debtors have the capacity to contract.

            (g) With respect to any Inventory scheduled or listed on the most recent Collateral Report delivered to Agent pursuant to the terms of this Security Agreement, (i) such Inventory is located at one of the applicable Grantor's locations set forth on Schedule III-A, Schedule III-B, or Schedule III-C hereto, as applicable, (ii) no Inventory is now, or shall at any time or times hereafter be stored at any other location without Agent's prior consent, and if Agent gives such consent, each applicable Grantor will concurrently therewith obtain, to the extent required by the Note Purchase Agreement (Term 2) , bailee, landlord and mortgagee agreements, (iii) the applicable Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Agent, for the benefit of Agent and Term 2 Noteholder, and except for Permitted Encumbrances, (iv) except as specifically disclosed in the most recent Collateral Report delivered to Agent, such Inventory is Eligible Inventory of good and merchantable quality, free from any defects, (v) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, except for licensing fees owed to Kobe Steel, Ltd. in connection with the licensing of UHS1900 equipment, or to Daido in connection with the licensing of certain patents, and (vi) the completion of manufacture, sale or other disposition of such Inventory by Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such property is subject.

            (h) No Grantor has any interest in, or title to, any Patent, registered or material unregistered Trademark or registered Copyright except as set forth in Schedule IV hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of the Copyright Security Agreements with the United States Copyright Office and filing of the Patent Security Agreements and the Trademark Security Agreements with the United State Patent and Trademark Office, perfected Liens in favor of Agent or its representative on each Grantor's Patents, registered Trademarks and registered Copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from any Grantor to the extent such Collateral may be perfected under the applicable laws of the United States. Upon filing of the Copyright Security Agreements with the United States Copyright Office and filing of the Patent Security Agreements and the Trademark Security Agreements with the United State Patent and Trademark Office and the filing of appropriate financing statements listed on Schedule I hereto, all action necessary or desirable to protect and perfect Agent's Lien on each Grantor's Patents, Trademarks or Copyrights shall have been duly taken to the extent such Collateral may be perfected under the applicable laws of the United States or any jurisdiction therein.

            (i) Schedule V lists all Equipment of the Grantor held on the date hereof by such Grantors and sets forth the location of all such Equipment. All Equipment now held shall be kept at one or more of the locations shown in
Schedule V annexed hereto, or such new location as such Grantor may establish if
(i) it shall have given to the Agent at least thirty (30) days' prior written notice of its intention so to do, clearly describing such new location and

                                                                  EXECUTION COPY

providing such other information in connection therewith as the Agent may reasonably request, and (ii) with respect to such new location, such Grantor shall have taken all action reasonably satisfactory to the Agent to maintain the perfection and priority of the security interest of the Agent for the benefit of the Agent and Term 2 Noteholder in the Collateral intended to be granted hereby, including, without limitation, using commercially reasonable efforts to obtain waivers of landlord's or warehouseman's liens with respect to such new location. Grantor agrees that to the fullest extent permitted by applicable law, all equipment, machinery, facilities, installations, apparatus and other items listed in the definition of Equipment shall constitute personal property and not fixtures or real property.

            5. COVENANTS. Each Grantor covenants and agrees with Agent, for the benefit of Agent and Term 2 Noteholder, that from and after the date of this Security Agreement and until the Termination Date:

            (a) Further Assurances: Pledge of Instruments; Chattel Paper.

                  (i) At any time and from time to time, upon the written request of Agent and at the sole expense of Grantors, each Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Agent may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent of any License or Contract held by such Grantor and to enforce the security interests granted hereunder; (B) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Transaction Document as to those jurisdictions that are not Uniform Commercial Code jurisdictions and
      (C) the transfer and assignment to an institutional commercial collateral agent of all of the rights and obligations of Agent hereunder.

                  (ii) Unless Agent shall otherwise consent in writing (which consent may be revoked), each Grantor shall deliver to Agent or its representative all Collateral consisting of negotiable Documents, certificated securities, Chattel Paper and Instruments (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after such Credit Party receives the same.

                  (iii) Each Grantor shall, in accordance with and to the extent required by the terms of the Note Purchase Agreement (Term 2), obtain waivers or subordinations of Liens from landlords and mortgagees and obtain signed acknowledgements of Agent's Liens from bailees having possession of any Grantor's Goods that they hold for the benefit of Agent.

                  (iv) If required by the terms of the Note Purchase Agreement (Term 2) and not waived by Agent in writing (which waiver may be revoked), each Grantor shall obtain authenticated Control Letters from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor.

                                                                  EXECUTION COPY

                  (v) Subject to the rights of General Electric Capital Corporation under that certain Security Agreement dated as of May , 2004, among Republic Engineered Products, Inc., Republic N&T Railroad, Inc., Republic Machine LLC, and General Electric Capital Corporation ("Agent Security Agreement"), each Grantor shall obtain a blocked account lockbox or similar agreement with each bank or financial institution holding a Deposit Account for such Grantor in accordance with and to the extent required by Annex C to the Note Purchase Agreement (Term 2).

                  (vi) Subject to the rights of General Electric Capital Corporation under that certain Agent Security Agreement, each Grantor that is or becomes the beneficiary of a letter of credit shall promptly, and in any event within two (2) Business Days after becoming a beneficiary, notify Agent thereof and enter into a tri-party agreement with Agent or its representative and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Agent and directing all payments thereunder to the Collection Account, all in form and substance reasonably satisfactory to Agent.

                  (vii) Subject to the rights of General Electric Capital Corporation under that certain Agent Security Agreement, each Grantor shall take all steps necessary to grant the Agent or its representative control of all electronic chattel paper in accordance with the Code and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

                  (viii) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as the assets of such Grantor in which such security interest is being taken, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to the Agent promptly upon request. Each Grantor also ratifies its authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof and in accordance with this Section 5(a)(viii).

                  (ix) Each Grantor shall promptly, and in any event within two
      (2) Business Days after the same is acquired by it, notify Agent of any commercial tort claim (as defined in the Code) acquired by it if such commercial tort claim is in excess of $l00,000, such Grantor shall enter into a supplement to this Security Agreement, granting to Agent a Lien in such commercial tort claim.

                                                                  EXECUTION COPY

            (b) Maintenance of Records. Grantors shall keep and maintain, at their own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Grantors shall mark their books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby. If any Grantor retains possession of any Chattel Paper or Instruments with Agent's consent, such Chattel Paper and Instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Perry Principals Investments, L.L.C., as Agent, for the benefit of Agent and Term 2 Noteholder."

            (c) Covenants Regarding Patent, Trademark and Copyright Collateral.

                  (i) Grantors shall notify Agent immediately if they know or should reasonably know that any application or registration relating to any Patent, registered Trademark or registered Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding any Grantor's ownership of any Patent, registered Trademark or registered Copyright, its right to register the same, or to keep and maintain the same.

                  (ii) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent prior written notice upon the application thereof, and, upon request of Agent, Grantor shall execute and deliver any and all Patent Security Agreements, Copyright Security Agreements or Trademark Security Agreements as Agent may request to evidence Agent's Lien on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

                  (iii) Grantors shall take all actions necessary or requested by Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings appropriate in the ordinary course of business and consistent with the past practice of the applicable Grantor.

                  (iv) In the event that any of the Patent, Trademark or Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall, as applicable, comply with Section 5(a)(ix) of this Security Agreement. Such Grantor shall, unless such Grantor shall reasonably determine that such Patent, Trademark or Copyright Collateral is in no way material to the conduct of its business or operations, take such steps as are commercially reasonable to protect Grantor's rights therein, including, where Grantor's deems it necessary, promptly sue for infringement,

                                                                  EXECUTION COPY

      misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, to protect such Patent, Trademark or Copyright Collateral.

            (d) Indemnification. In any suit, proceeding or action brought by Agent or any Term 2 Noteholder relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor will save, indemnify and keep Agent and Term 2 Noteholder harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of Agent or any Term 2 Noteholder, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Agent or such Term 2 Noteholder as finally determined by a court of competent jurisdiction. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against Agent or any Term 2 Noteholder.

            (e) Compliance with Terms of Accounts, etc. In all material respects, each Grantor will perform and comply with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.

            (f) Limitation on Liens on Collateral. No Grantor will create, permit or suffer to exist, and each Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances, and will defend the right, title and interest of Agent and Term 2 Noteholder in and to any of such Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

            (g) Limitations on Disposition. No Grantor will sell, license, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Note Purchase Agreement (Term 2).

            (h) Further Identification of Collateral. In accordance with and to the extent required by the Credit Agreement (including, without limitation, Annex F to the Note Purchase Agreement (Term 2), Grantors will furnish to Agent statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral.

            (i) Notices. Grantors will advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Transaction Document.

            (j) Good Standing Certificates. Once during each Fiscal Quarter, each Grantor shall, unless Agent shall otherwise consent, provide to Agent a certificate of good standing from its state of incorporation or organization.

                                                                  EXECUTION COPY

            (k) No Reincorporation. Except as permitted by Section 6.11 of the Note Purchase Agreement (Term 2), no Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of Agent. No Grantor shall (a) change its name as it appears in official filings in the state of its incorporation or other organization, (b) change its chief executive office, principal place of business, corporate offices or warehouses or locations at which Collateral is held or stored, or the locations of its records concerning the Collateral, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or organization, or (e) change its state of incorporation or organization, in each case without at least thirty (30) days prior written notice to Agent and after Agent's written acknowledgement that any reasonable action requested by Agent in connection therewith, including to continue and maintain the perfection and priority of the security interest of the Agent for the benefit of the Agent and Term 2 Noteholder in the Collateral intended to be granted hereby has been taken, including, without limitation, obtaining waivers of landlord's liens with respect to such new location, and provided that any such new location shall be in the continental United States.

            (l) Terminations; Amendments Not Authorized. Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to such Grantor's rights under Section 9-509(d)(2) of the Code.

            (m) Authorized Terminations. Agent will promptly deliver to each Grantor for filing or authorize each Grantor to prepare and file termination statements and releases in accordance with Section 11.2(e) of the Note Purchase Agreement (Term 2) .

            6. AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

            On the Closing Date each Grantor shall execute and deliver to Agent a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Agent, for the benefit of Agent and Term 2 Noteholder, under the Power of Attorney are solely to protect Agent's interests (for the benefit of Agent and Term 2 Noteholder) in the Collateral and shall not impose any duty upon Agent or any Term 2 Noteholder to exercise any such powers. Agent agrees that (a) except for the powers granted in clause (h) of the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Agent shall account for any moneys received by Agent in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that none of Agent or any Term 2 Noteholder shall have any duty as to any Collateral, and Agent and Term 2 Noteholder shall be accountable only for amounts that they actually receive as a result of the exercise of such powers. NONE OF AGENT, TERM 2 NOTEHOLDER OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO

                                                                  EXECUTION COPY

THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

            7. REMEDIES: RIGHTS UPON DEFAULT.

            (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Note Purchase Agreement (Term 2), the other Note Purchase Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Agent or any Term 2 Noteholder shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Term 2 Noteholder, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as Agent deems necessary or advisable.

            If any Event of Default shall have occurred and be continued, each Grantor further agrees, at Agent's request, to assemble the Collateral and make it available to Agent at a place or places designated by Agent which are reasonably convenient to Agent and such Grantor, whether at such Grantor's premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent's remedies (for the benefit of Agent and Term 2 Noteholder), with respect to such appointment without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Note Purchase Agreement (Term 2), and only after so paying over

                                                                  EXECUTION COPY

such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent or any Term 2 Noteholder arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Agent or such Term 2 Noteholder as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees and other expenses incurred by Agent or any Term 2 Noteholder to collect such deficiency.

            (b) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

            (c) To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Agent (i) to fail to incur expenses reasonably deemed significant by the Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of such Collateral,
(vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets,
(ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment,
(xi) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or
(xii) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 7(c) is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent's exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this
Section 7(c). Without limitation upon the foregoing, nothing contained in this
Section 7(c) shall be construed to grant any rights to any Grantor or to impose any duties on Agent that would not

                                                                  EXECUTION COPY

have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7(c).

            (d) Neither the Agent nor the Term 2 Noteholder shall be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. Neither the Agent nor the Term 2 Noteholder shall be required to marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Transaction Document shall be cumulative. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Agent or any Term 2 Noteholder, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

            8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. For the purpose of enabling Agent to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Agent, for the benefit of Agent and Term 2 Noteholder, which shall be effective and exercisable solely upon and during the continuance of an Event of Default, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property constituting Collateral now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

            9. LIMITATION ON AGENT'S AND TERM 2 NOTEHOLDER'S DUTY IN RESPECT OF COLLATERAL. Agent and each Term 2 Noteholder shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Term 2 Noteholder shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Term 2 Noteholder, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

            10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or

                                                                  EXECUTION COPY

returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

            11. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Note Purchase Agreement (Term 2).

            12. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Note Purchase Agreement (Term 2) and the other Note Purchase Documents which, taken together, set forth the complete understanding and agreement of Agent, Term 2 Noteholder and Grantors with respect to the matters referred to herein and therein.

            13. NO WAIVER; CUMULATIVE REMEDIES. Neither Agent nor any Term 2 Noteholder shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent or any Term 2 Noteholder, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and Grantors.

            14. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                                                                  EXECUTION COPY

            15. TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 10 hereof, this Security Agreement shall terminate upon the Termination Date.

            16. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Agent, for the benefit of Agent and Term 2 Noteholder, hereunder, inure to the benefit of Agent and Term 2 Noteholder, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Agent, for the benefit of Agent and Term 2 Noteholder, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

            17. COUNTERPARTS. This Security Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. This Security Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Agent, electronic means, all of which shall be equally valid.

            18. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE NOTE PURCHASE DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTORS, AGENT AND TERM 2 NOTEHOLDER PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER NOTE PURCHASE DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER NOTE PURCHASE DOCUMENTS, PROVIDED, THAT AGENT, TERM 2 NOTEHOLDER AND GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS

                                                                  EXECUTION COPY

DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH ON ANNEX I TO THE NOTE PURCHASE AGREEMENT (TERM 2) AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE
(3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

            19. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT, TERM 2 NOTEHOLDER, AND GRANTORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER NOTE PURCHASE DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

            20. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

            21. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

            22. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18 and Section 19, with its counsel.

            23. BENEFIT OF TERM 2 NOTEHOLDER. All Liens granted or contemplated hereby shall be for the benefit of Agent, individually, and Term 2 Noteholder, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Note Purchase Agreement (Term 2).

                                                                  EXECUTION COPY

                            [SIGNATURE PAGE FOLLOWS]

                                                                  EXECUTION COPY

            IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                             REPUBLIC ENGINEERED PRODUCTS, INC.

                                             By: /s/George Strickler
                                                 -------------------------------
                                                 Name:  George Strickler
                                                 Title: Chief Financial Officer

                                             REPUBLIC N&T RAILROAD, INC.

                                             By: /s/George Strickler
                                                 -------------------------------
                                                 Name:  George Strickler
                                                 Title: Chief Financial Officer

                                             REPUBLIC MACHINE, LLC

                                             By: /s/George Strickler
                                                 -------------------------------
                                                 Name:  George Strickler
                                                 Title: Chief Financial Officer

                                             PERRY PRINCIPALS INVESTMENTS,
                                             L.L.C. AS AGENT

                                             By: /s/ Randall Borkenstein
                                                 -------------------------------
                                                 Name:  Randall Borkenstein
                                                 Title: Authorized Person

              [SIGNATURE PAGE TO SECURITY AGREEMENT - PERRY LOAN 2]

                                                                  EXECUTION COPY

                                    EXHIBIT A

                                POWER OF ATTORNEY

            This Power of Attorney is executed and delivered by ____________________________, a ____________________________ corporation
("Grantor") to Perry Principals Investments, L.L.C., a Delaware limited liability company (hereinafter referred to as "Attorney"), as Agent for the benefit of Agent and Term 2 Noteholder, under the Note Purchase Agreement (Term
2) and a Security Agreement, both dated as of May ___, 2004 and other related documents (the "Note Purchase Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocable waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney's written consent.

            Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Note Purchase Documents and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following: (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor; (b) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property;
(d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect

                                                                  EXECUTION COPY

of Grantor's property; (f) cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts and other matters relating thereto; (h) to file such financing statements with respect to the Security Agreement, with or without Grantor's signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in Grantor's name such financing statements and amendments thereto and continuation statements which may require the Grantor's signature; and (i) execute, in connection with any sale provided for in any Transaction Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor's property or assets and Attorney's Liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor, and Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this ________________ day of ________________.

                                             [ GRANTOR ]

                                             By:________________________________

                                             Name:______________________________

                                             Title:_____________________________

                            NOTARY PUBLIC CERTIFICATE

On this ________ day of ____________, 200_, [officer's name] who is personally known to me appeared before me in his/her capacity as the [title] of [Grantor] ("Grantor") and executed on behalf of Grantor the Power of Attorney in favor of Perry Principals Investments, L.L.C. to which this Certificate is attached.

                                                           _____________________
                                                           Notary Public

                                       21